COVALENT-112 Topline Results BIOMEA FUSION CONFERENCE CALL 28 APRIL 2026 Icovamenib in Type 1 Diabetes Exhibit 99.1

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Type 1 Diabetes and Market Preclinical Validation Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of contents

Type 1 diabetes at-a-glance

biomea FUSION

~9.5M

People live with T1D globally in 2025[1]

- **~1.8M in the US[2]**

~513K

New diagnoses per year globally in 2025[1]

- **~64K new diagnoses/year in the US[3]**

T1D is caused by autoimmune destruction of insulin-producing pancreatic islet beta cells

- **T1D is considered a lifelong chronic disease and carries substantial acute risk** (severe hypoglycemia, DKA) as well as long-term complications including kidney disease, nerve damage, vision loss, and cardiovascular issues[4]
- **Patients with symptomatic T1D (Stage 3) typically lose yearly ~50%** of their beta cell capacity over the first 7 years[5]
- **There are no approved therapies** other than exogenous insulin that address the dysglycemia associated with the progressive decline of C-peptide in Stage 3 T1D[6]

1. *Ogle, et al. Diabetes Research and Clinical Practice 2025, 225, 112277*
2. *Centers for Disease Control and Prevention. National Diabetes Statistics Report, 2023*
3. *Mayer-Davis et al., NEJM / CDC updates*
4. *American Diabetes Association. Standards of Care in Diabetes–2025*
5. *Diabetes Care. 2018 Jun 7;41(7):1486-1492*
6. *Front. Endocrinol., 05 November 2024*

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T1D Disease and Market Preclinical Validation Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of Contents

Lowering menin is a natural biological process that drives beta cell expansion and is expected to reduce diabetes risk

- **Physiologic evidence**
  Natural states such as pregnancy and lactation reduce menin, enabling beta cell expansion and increased insulin output

- **Preclinical and translational validation**
  Across animal models and human islet studies, reduced menin is consistently linked to improved beta-cell mass and function

- **Icovamenib MOA**
  Icovamenib reduced menin levels to replicate a validated biological process and restore beta cell function

Science AAAS

Menin Controls Growth of Pancreatic β-Cells in Pregnant Mice and Promotes Gestational Diabetes Mellitus

Satyajit K. Karnik,[1] Hainan Chen,[1*] Graeme W. McLean,[1*] Jeremy J. Heit,[1*] Xueying Gu,[1] Andrew Y. Zhang,[1] Magali Fontaine,[2] Michael H. Yen,[1,3] Seung K. Kim[1,3]†

Karnik SK, et al. Science. 2007;318:806-809


Prolactin
Menin
Beta Cells
Insulin
Maintenance of normal glucose

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Icovamenib significantly reduced blood glucose in STZ rats (a model in which only insulin decreases blood glucose levels)

biomea FUSION

EASD 2022 STOCKHOLM & ONLINE

STZ TREATMENT TYPICALLY RESULTS IN ~50% BETA CELL LOSS



STZ (S)
β cell population
Necrosis and elimination by macrophages
β cell mass reduction
Insulin insufficiency
Chronic hyperglycemia
Residual β cell population
Key:
Healthy β cell
STZ destructed β cell
Hyperglycemia-impaired β cell

Butler, eta al. Diabetologia 65 (Suppl 1), 1-469 (2022) presentation #197

ORAL GLUCOSE TOLERANCE TEST (DAY 17)



Blood Glucose (mg/dL) Mean ± SEM
800
600
400
200
0
0
15
30
60
90
120
Minutes
* p<0.05 vs Vehicle
Vehicle
Pioglitazone (30 mg/kg) (insulin desensitizer)
Icovamenib (175mg/kg) (menin inhibitor)
STZ Rat Model
Day: -14
-7
0
8
16
STZ Pre-Treatment (β-cell mass depletion)
Daily oral dosing (QD)
first dose
last dose

STZ=Streptozotocin, an antibiotic that produces pancreatic islet beta cell destruction and is widely used experimentally to produce a model in diabetes

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Icovamenib decreased menin protein levels & promoted beta cell proliferation in ex vivo human islet cultures

MENIN LEVELS DECREASED



Day 1
(8 mM glucose)
Day 8
Protein analysis
human islets
DMSO
Icovamenib
Donor 1
L 0 100 300 : Icovamenib (nM)
66
Menin (67kD)
Vinculin
Menin protein remaining (%)
100
69
48
0 100 300 : Icovamenib
Donor 1: 49-yo male, 167 lbs, BMI 24.5, HbA1C 5.0%
Donor 2
L 0 100 300 : Icovamenib (nM)
66
Menin (67kD)
Vinculin
Menin protein remaining (%)
100
83
62
0 100 300 : Icovamenib
Donor 2: 66-yo male, 248 lbs, BMI 33.7, HbA1C 5.9%
*normalized to vinculin/loading control

Somanath, et al. Diabetologia 68 (Suppl 1), 1-754 (2025). Oral presentation #66

ICOVAMENIB CONDITIONALLY PROMOTED BETA CELL PROLIFERATION ONLY UNDER HYPERGLYCEMIC CONDITIONS



Standard Glucose (5.5 mM)
High Glucose (8 mM)
Day 14
Day 21
Day 14
Day 21
EdU+ NKX6.1+ / NKX6.1+ %
DMSO
0.075 µM
0.15 µM
0.3 µM
Icovamenib
Harmine 10 µM

Frias, et al. Metabolism,Vol153, Supplement,2023,#88

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Preclinical Validation T1D Disease and Market Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of contents

Treatment Landscape:
Limitations of current approaches in stage 3 T1D

- Most investigational therapies in T1D focus on immune modulation to slow autoimmune destruction or on preserving residual beta cell function[1]
- C-peptide area under the curve (AUC) has become the accepted endpoint, driving enrollment early after diagnosis (<90 days, new-onset T1D) to preserve residual beta-cell function[2]
- To date, most investigational therapies have not demonstrated durable restoration of beta cell function or sustained increases in C-peptide, outside of cell-based transplantation approaches[3]

The Next Frontier:

- Restoring beta cell function and mass, beyond only slowing the decline of C-peptide
- Expanding the treatment window beyond early, new onset T1D populations
- Enabling persistence of newly generated beta cells despite autoimmune pressure

1. *Zarei M et al. Diabetes Epidemiology and Management 2025;17*
2. *Diabetes Care 2025*
3. *NIDDK. Diabetes in America, 2024*

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Most therapies in development for stage 3 T1D show limited and non-durable C-peptide impact

DRUG	Mean C-PEPTIDE AUC VS PLACEBO
Verapamil	 *Nature. 2018 Aug;24(8):1108-1112*
Rituximab	 *NEJM. 2009 361:2143-2152*

DRUG	Mean C-PEPTIDE AUC VS PLACEBO
Teplizumab (Tzield)	 *ESPE Yearbook of Paediatric Endocrinology (2024) 21 10.2*
Baricitinib	 *N Engl J Med 2023;389:2140-2150*
SAB-142	 *SAB Bio website corporate presentation (March 10, 2026) https://www.sab.bio/*

DRUG	Mean C-PEPTIDE AUC VS PLACEBO
Ustekinumab	 *Nature Medicine 2024 vol 30, 2657-2666*
ATG (TrialNet)	 *Diabetes Care 2018 Jul 16;41(9):1917-1925*
MELD-ATG	 *Lancet 2025 Sep 27;406(10510):1375-1388*

*****Ladarixin and Diamyd,** *both Immune modulating, not mentioned here as they demonstrated no meaningful difference compared to placebo*

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T1D Disease and Market Preclinical Validation Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of contents

COVALENT-112 | Study Design

biomea FUSION

COVALENT-112 (NCT06152042) was a Phase 2 trial designed to examine beta cell function (as measured by C-peptide change and the change of exogenous insulin usage) and glucose and lipid metabolism in participants with T1D treated with standard of care insulin and icovamenib.

		SCREENING: 5 WEEKS	DOSING PERIOD: 12 WEEKS	FOLLOW-UP: 40 WEEKS
Cohort 1 T1D diagnosed within 3 years with a C-peptide ≥0.2 nmol/L	ARM A N = 10		Icovamenib 100 mg QD	
	ARM B N = 10		Icovamenib 200 mg QD	
Cohort 2 T1D diagnosed between 3-15 years with a C-peptide ≥0.08 nmol/L	ARM A N = 10		Icovamenib 100 mg QD	
	ARM B N = 10		Icovamenib 200 mg QD	

Study enrollment and dosing were interrupted in May 2024 due to an FDA clinical hold, which was subsequently resolved, but reduced the number of patients enrolled and followed through to the 52-week readout.

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52% mean increase from baseline 12 WEEKS TREATMENT 52% mean increase in C-peptide during the 12 weeks treatment period of icovamenib Readout at Week 12 Data represents post-hoc analysis of patients who received per statistical analysis plan, 80% of planned doses 1 Historical control in T1D patients (n=1549) C-peptide declining over first 7 years at 47% yearly. Diabetes Care. 2018 Jun 7;41(7):1486–1492 * 4-hour Mixed Meal Tolerance Test (MMTT) 1.21 +0.7 P<0.001 (n=5) (n=3) (n=5) (n=6) Cohort 1 (< 3 years since diagnosis) Historical Control1

-7% -32% 12 WEEKS TREATMENT Data represents post-hoc analysis of patients who received per statistical analysis plan, 80% of planned doses 1 Historical control in T1D patients (n=1549) C-peptide declining over first 7 years at 47% yearly. Diabetes Care. 2018 Jun 7;41(7):1486–1492 * 4-hour Mixed Meal Tolerance Test (MMTT) -47%1 Readout at week 52 Baseline C-peptide levels sustained through week 52 with minimal decline (only -7.1%) observed post 12 weeks of 200mg daily icovamenib 40 WEEKS OFF TREATMENT (n=4) (n=5) Change in mean C-peptide AUC at Week 52 vs baseline (n=6) (n=5) Demographics (means) | n=6 Age: 28 years Sex: 67% female BMI: 25 kg/m2 Disease course: 2.4y HbA1c: 7.4% Fasting Plasma Glucose: 178 mg/dL Fasting C-Peptide: 0.7 ng/mL Demographics (means) | n=5 Age: 31 years Sex: 40% female BMI: 24 kg/m2 Disease course: 2.1y HbA1c: 8.3% Fasting Plasma Glucose: 155 mg/dL Fasting C-Peptide: 0.8 ng/mL Cohort 1 (< 3 years since diagnosis)

Topline results of icovamenib demonstrated marked C-peptide increase in T1D with observed persistence Observed 52% increase in mean C-peptide AUC at Week 12 (p < 0.001) in Cohort 1 patients dosed at 200 mg (diagnosed within 0–3 years; n=5), a magnitude of improvement not commonly reported in published T1D studies Mean C-peptide AUC remained largely preserved through Week 52 in Cohort 1 patients dosed at 200 mg (~7% decline from baseline), supporting persistence of effect. Patients dosed in Cohort 2 demonstrated stable AUC during and post dosing. Generally well-tolerated, with a favorable safety profile throughout the 52-week observation period Validation of menin as a target for diabetes (T1D & T2D) further supported by these results Presentation at American Diabetes Association’s (ADA) Scientific Session, comprehensive dataset of Cohort 1 and Cohort 2 to be presented (full release on June 5th at 6:30 pm CST)

T1D Disease and Market Preclinical Validation Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of contents

Optimal dose and target population identified for T1D phase 2 program biomea FUSION

ICOVAMENIB

T1D insights:

- ✓ Dose response: 200 mg demonstrated stronger clinical activity vs 100 mg
- ✓ Potential early intervention advantage: T1D patients dosed ≤3 years showed greater response vs those 3-15 years from diagnosis
- ✓ 12-week treatment showed continuous and improved responses, supporting potential for greater benefit with extended dosing
- ✓ Preclinical chronic toxicology studies support longer term dosing
- ✓ Generally well-tolerated, with a favorable safety profile maintained through the 52-week observation period

T1D development focus:

- Potential to further increase C-peptide AUC in T1D with extended or continuous dosing
- Opportunity to potentially enhance outcomes through combination with immunomodulation therapies

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Proposed phase 2 trial design*

Inclusion Criteria

- Adult participants with T1D diagnosed within 3 years with a C-peptide ≥0.2 nmol/L
- Background therapy maintained unless rescue required



6 Months
Primary endpoint
C-peptide AUC
12 Months
Secondary endpoint
C-peptide AUC
15 Months
Secondary endpoint
C-peptide AUC
SCREENING: XX DAYS
TREATMENT: 6 MONTHS
UNBLINDED/FOLLOW UP: ADD 6 MONTHS
UNBLINDED/FOLLOW UP: ADD 3 MONTHS
Month 0
Month 3
Month 6
Month 9
Month 12
Month 15
Active (n=32)
Placebo (n=8)
Icovamenib 100>>>200 mg QD (n=32)
Off Therapy (n=8)
Icovamenib 200 mg QD (n=8)
Immune Suppressant (JAK inhibitor) (n=8)
Icovamenib + Immune Suppressant (JAK inhibitor) (n=8)
Placebo (n=8)

*Subject to regulatory and investigator alignment, and feedback from applicable health authorities.

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T1D Disease and Market Preclinical Validation Investigational Therapies Exploring T1D COVALENT-112 Study Design Cohort 1 (0-3 Years Since Diagnosis) Summary Next T1D Study Planned with Icovamenib (Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center and the University of Miami Diabetes Research Institute) Final Remarks Table of Contents

Thank you (NASDAQ: BMEA)) For questions or inquiries, please reach out to Meichiel Weiss at ir@biomeafusion.com www.biomeafusion.com

Exhibits

G. Alexander “Zan” Fleming, MD FOUNDER & EXECUTIVE CHAIRMAN, KINEXUM FORMER FDA SENIOR MEDICAL OFFICER AND DIVISION LEADER FOR METABOLIC & ENDOCRINE DRUGS, INVOLVED IN THE REVIEW OF LANDMARK DIABETES AND METABOLIC THERAPIES INCLUDING METFORMIN, THE FIRST RAPID-ACTING INSULIN ANALOGS, EARLY STATINS, AND PPAR AGONISTS Efforts to intervene against type 1 diabetes (T1D) have historically focused on preserving remaining insulin secretion in people just diagnosed with T1D. These icovamenib data are unique in showing increased C-peptide-reflected insulin secretion in patients with established T1D during dosing and persistence of this effect after treatment was stopped. In people with established T1D, endogenous insulin secretion progressively declines to very low levels. Any evidence of improvement in endogenous insulin secretion—even among a few T1D individuals—is unprecedented and of immense biologic and clinical significance. These findings warrant rigorous and longer-term evaluation. KOL perspectives across clinical significance, biology, and future development in T1D The new data presented today with icovamenib in patients with type 1 diabetes suggest a potential new therapeutic avenue in a disease where fundamental unmet need has long persisted. To date, approved therapies have not directly addressed the progressive loss of functional beta cells that underlies diabetes. Biomea has made critical progress in identifying and characterizing this molecule, which has demonstrated the ability to reduce menin protein levels and activate pathways associated with beta cell function. Today's icovamenib type 1 data further validates and deepens our understanding of icovamenib's mechanism of action. Congratulations to the Biomea team on reaching this important therapeutic milestone. What stands out to me in the icovamenib diabetes data is not only the emerging signal of biological activity, but also the safety profile observed to date with using icovamenib in diabetes studies. That combination is important, because safety ultimately determines whether rational combination strategies can be explored as the program moves forward. Looking ahead, future studies will be critical in determining whether the improvements observed in beta cell function of these Type 1 diabetes patients can be maintained over time, particularly in the presence of ongoing immune activity. It will also be important to understand whether combination approaches—including immunomodulatory therapies— are needed and can further enhance or stabilize the observed effects. These are key questions that will inform the long term clinical potential of this approach. Rohit Kulkarni, MD, PhD PROFESSOR OF MEDICINE, HARVARD MEDICAL SCHOOL | SENIOR INVESTIGATOR & SECTION CO-HEAD (ISLET CELL & REGENERATIVE BIOLOGY), JOSLIN DIABETES CENTER David Baidal, MD ASSISTANT PROFESSOR DIABETES RESEARCH INSTITUTE, UNIVERSITY OF MIAMI MILLER SCHOOL OF MEDICINE

The icovamenib data in Type 1 diabetes naturally makes us pause and reflect on what it could ultimately mean for people living with Type 1 diabetes. While these early findings require confirmation, they suggest a different way of thinking about treatment, one that extends beyond glucose management and begins to engage underlying disease biology. For younger individuals in particular, the possibility of preserving or improving endogenous beta cell function over time could have meaningful implications for lifelong disease burden. Results like these invite consideration of how the treatment landscape in Type 1 diabetes may evolve if such approaches prove durable and safe. KOL perspectives across clinical significance, biology, and future development in T1D The icovamenib data in type 1 diabetes are encouraging, this is particularly interesting as icovamenib targets a pathway that has not been meaningfully explored in this disease. Despite advances in insulin delivery and glucose monitoring, disease-modifying options remain limited for patients. These findings support the need for focused, proof-of-concept studies in well-characterized patient populations to better understand this signal, its durability, and the underlying biology. An important next step will be examining the interplay between beta cell effects and the autoimmunity inherent in type 1 diabetes, and whether combination approaches with immunomodulatory therapies could further enhance or stabilize these beta cell effects. Jason Gaglia, MD, MMSc ASSISTANT PROFESSOR OF MEDICINE, HARVARD MEDICAL SCHOOL | STAFF PHYSICIAN, JOSLIN DIABETES CENTER — ONE OF THE WORLD'S LEADING DIABETES CENTERS Alice Cheng, M.D. ENDOCRINOLOGIST, ASSOCIATE PROFESSOR OF MEDICINE UNIVERSITY OF TORONTO

Type 1 diabetes (stage 3) therapies in development - beta cell protection biomea FUSION

DRUG	MOA	ROUTE & DOSING	N	AGE (YRS)	TIME SINCE TID DX	PHASE	C-PEPTIDE AUC (~WEEK 52)	SAFETY	C-PEPTIDE AUC VS PLACEBO
Verapamil	Beta cell protection *Nature. 2018 Aug;24(8):1108-1112*	Oral daily	88	7-17	≤31 days	2	**~30-35% less decline** vs placebo *(inferred; near-stable vs decline)*	Well-tolerated	C-peptide AUC (nmol/L) 1.1 0.9 0.7 0.5 0 0m 3m 6m 9m 12m * Verapamil Placebo
Rituximab	Anti-CD20 monoclonal antibody; B-cell depletion *NEJM. 2009 361:2143-2152*	IV, 4 weekly infusions	87	8-40	≤100 days	2	**~20-25% preservation** vs placebo	Mainly infusion-related AEs; broader class risks include infection and late neutropenia	2-Hour Mean C-peptide AUC (pmol/ml) 0.8 0.7 0.6 0.5 0.4 0.0 0 3 6 12 Months Rituximab Control

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DRUG MOA ROUTE & DOSING N AGE (YRS) TIME SINCE T1D DX PHASE C-PEPTIDE AUC (~WEEK 52) SAFETY C-PEPTIDE AUC VS PLACEBO Teplizumab (Tzield) Anti-CD3 IV (12d × 2 cycles) 328 8–17 ≤6 weeks 3 ~59% less decline vs placebo (Week 78 proxy) CRS, lymphopenia-rash Baricitinib JAK1/2 inhibitor Oral dail 91 Adult ≤100 days 2 ~40–50% less decline vs placebo (inferred from 0.65 vs 0.43) Chronic immuno-suppression risk SAB-142 Human anti-thymocyte Ig IV (2-day + 6 mo) 4 5–40 3.3 years 2b ~13% C-peptide increase vs baseline at ~120 days Favorable safety Type 1 diabetes (stage 3) therapies in development - immunomodulation / suppression SAB Bio website corporate presentation (March 10, 2026) https://www.sab.bio/ ESPE Yearbook of Paediatric Endocrinology (2024) 21 10.2 N Engl J Med 2023;389:2140-2150

DRUG MOA ROUTE & DOSING N AGE (YRS) TIME SINCE T1D DX PHASE C-PEPTIDE AUC (~WEEK 52) SAFETY C-PEPTIDE AUC VS PLACEBO Ustekinumab IL-12/23 SC (1x every 12 weeks) 72 12–18 ≤100 days 2 ~30–40% less decline vs placebo Well-tolerated ATG (TrialNet) T-cell depletion IV (1x over 2 days) 89 12–45 ≤100 days 2 ~50–60% less decline vs placebo CRS, serum sickness MELD-ATG Optimized ATG IV (1x over 2 day) 114-117 5–25 ≤100 days 2 ~25–35% less decline vs placebo CRS, serum sickness Type 1 diabetes (stage 3) therapies in development - immunomodulation / suppression *Ladarixin and Diamyd, both Immune modulating, not mentioned here as they demonstrated no meaningful difference compared to placebo Lancet 2025 Sep 27;406(10510):1375-1388 Nature Medicine 2024 vol 30, 2657–2666 Diabetes Care 2018 Jul 16;41(9):1917–1925